Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2006 that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements, including information concerning possible or assumed future risks. For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to mitigate the impact of higher raw material and energy costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, labor interruptions, the successful integration of York, as well as those factors discussed in the Company's Form 8-K filing (dated January 19, 2006) and the risk factors as filed with the SEC January 9, 2006, could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Quarterly Update FY 2006 Second Quarter April 19, 2006 Exhibit 99.2

Overview John Barth - Chairman and CEO Q2 Business Results Denise Zutz - Vice President, Strategy, Investor Relations and Communication Financial Review Bruce McDonald - Vice President and Chief Financial Officer Q&A (Conclude 11 a.m. eastern time) Agenda

Continuing Profitable Growth Creating new ways to help our customers succeed Interior experience: delivering world-class technologies that differentiate vehicle interiors and increase consumer demand Power solutions: providing the highest quality, lowest cost automotive batteries to help our customers grow their market shares Building efficiency: creating quality indoor environments that are more energy efficient, comfortable and safe Continuous improvement in all areas of our company

Success Factors

JOHNSON CONTROLS

Innovation/Technology

- 50 innovations introduced at the Detroit auto show in January
  - Positive response to integrated center stack and voice recognition offerings
  - Standardized product architectures improving quality and performance
    - CrafTec doors & instrument panels on 15 programs; Best-in-Class seat track/frame on 30 programs
- Hybrid vehicle batteries: dual chemistry strategy
  - Progressing on Nickel Metal Hydride battery launch for 2009 vehicle
  - Lithium-Ion battery technology under evaluation by multiple OEs
- Controls and HVAC equipment advantages
  - Leveraging our energy efficiency and green building expertise
  - Announced new Metasys wireless connectivity applications
  - Microchannel technology results in industry's smallest SEER 13 residential a/c unit


ENERGY

In recognition of our energy efficiency expertise in buildings and automotive batteries, President George W. Bush chose Johnson Controls as the venue for a major energy policy speech in February. He also toured the company's Lithium-Ion hybrid vehicle battery lab.

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Success Factors

JOHNSON CONTROLS

Customer Focus; Strong Relationships

- Adding value to vehicle interiors
  - Awarded BlueConnect hands-free cell phone system for 2007 Mazda CX-9 crossover
  - Launched Mercedes GL-Class; JCI produces interiors for all Mercedes vehicles in U.S.
- Best quality batteries at lowest cost
  - New OE and aftermarket customers in North America
- Single source responsibility for building systems
  - Over 30 combined controls/mechanical equipment project wins to date
    - University of Pittsburgh Medical Center
  - Expanded facility management capabilities
    - BBC television network: 130 buildings, 7 million square feet
    - Agilent Technologies: added real estate services to existing 30-country FM contract



2007 Mercedes GL-Class



University of Pittsburgh Medical Center

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Market Leadership Seating, electronics - and interior products (instrument panels, doors, overheads) Increasing battery manufacturing capacity in North America, Asia Responding to high demand for traditional lead-acid and Optima batteries Delivering expanded building efficiency solutions through largest network of sales/service offices globally JCI/York combination has more than 10,000 service personnel; 21/2 times more than next largest competitor Competitive advantage with multi-site customers Success Factors Recognition of our Leadership Fortune magazine #1 "Most Admired" company in auto supplier division and in all eight categories World Diversity Leadership Council's "Corporate Diversity Innovation" award Intel Corp.'s "Preferred Quality Supplier" award U.S. EPA "Clean Air Excellence" award

Success Factors

JOHNSON CONTROLS

Disciplined Cost/Productivity/Quality Improvement Processes

- Lowest global cost structure in interiors industry
  - North America interiors adapting to tough environment
    - Q2 margin slightly higher than Q1
    - Continuing to win new business
  - Continued margin expansion in Europe interiors
  - Expanding global interiors footprint in emerging markets
    - Highest growth potential
    - Increasing low-cost country/export capability
- Expanding PowerFrame battery technology outside N. America
  - Launching in Mexico in 2006, Europe in 2007
- York integration cost synergies on schedule
- Sustained profit improvements in JCI branch office network



Continuing to evaluate opportunities to improve cost structure

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Success Factors Financial Stability Strong balance sheet Debt/cap improves to 45% Targeting 40% debt/cap at fiscal year-end due to strong cash flow Commitment to invest in all of our businesses Innovation and technology investments Quality/productivity/capacity Acquisitions

Growth Strategies Building Efficiency Deliver world-class controls and mechanical equipment Expand range of services to a broader market $200 Billion Global Market Service 47% Fire/Security 27% Control systems and mechanical equipment 26% $9B Global Market (lead-acid) North America 32% Asia 31% Europe 24% ROW 13% $165 Billion Global Market Europe 38% North America 29% Japan 18% Asia/ Emerging countries 15% Power Solutions Increase lead-acid market share globally Sustain quality and cost leadership Become the market leader in advanced hybrid technology Interior Experience Offer world-class/ innovative components and systems Increase scope and depth of electronics capabilities Expand in emerging markets Operational excellence

Thanks to our employees for their dedication and support Second Quarter 2006 Results in-line with plan Positive factors European interior experience performance York performance, especially residential Tax rate reduction Negative factors North American auto mix Low exposure to higher passenger car sales Delayed customer recoveries of higher commodity costs Substantial year-over-year-profit improvements in second half of 2006 Non-GAAP Sales $8.2B, up 18% Operating income $266M, up 5%* (York dilution: acquisition accounting, interest expense) EPS continuing ops $0.83, down 2%* *Non-GAAP, excluding 2005 restructuring expenses and other one-time items. See appendix for reconciliation. - 60th consecutive year of sales increases - 16th consecutive year of earnings increases 2006

Second Quarter 2006
Interior Experience

JOHNSON CONTROLS

- Q2 vehicle production
  - N.A. +4%
    - Cars +14%, light trucks -3%
    - Unfavorable platform mix
  - Europe +2%
- Annual outlook maintained
  - N.A. 15.6M
  - Europe 20.8M
- Commodities stabilizing but remain higher year-over-year
- Customer announcements
  - GM: Oklahoma City
  - Ford: Twin Cities, Norfolk





	2006	2005	
Sales	**$4.8B**	**$4.8B**	**flat**
		(Excluding currency +5%)	

- North America: flat as backlog is offset by mix
  - Positives: DCX, Honda, Toyota
  - Negatives: Ford, GM, Nissan
- Europe flat *(excluding currency +10%)*
  - Positives: Ford, Nissan, Toyota, VW
  - Negatives: Renault/PSA, Volvo
- Asia +7% - increase in Korea

	2006	2005	
Op. Inc.	**$135M**	**$136M**	**-1%**
		(Excluding currency +8%)	

- Continued strong European performance
- North America operational improvements more than offset by higher commodity costs, negative platform mix, engineering/launch costs
- Japan launch costs for Nissan

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Second Quarter 2006 Power Solutions Industry demand stable Continuing to increase global share Launched major new OE and aftermarket programs in North America Higher demand in China Evaluating global footprint, including capacity from Delphi Adding capacity in North America, China Continued volatility in LME lead prices High: $1,415/metric ton; low: $1,101/metric ton Average price +25% year-over-year Market accepting pass-throughs 2006 2005 Sales $874M $680M +29% Substantially higher unit shipments; Delphi volume and organic growth -North America: Higher OE and aftermarket demand -Europe: OE, OE service, aftermarket up Op. Inc. $75M $66M +14% Improving operational efficiencies Delphi integration benefits Margin decline: Delphi, lead price lag

Second Quarter 2006
Building Efficiency

- Continued high energy prices resulting in more attractive paybacks on JCI controls/ HVAC equipment
  - Increasing customer demand for "green" buildings and energy efficiency solutions
    - Chinese government building energy efficiency laws
    - State of Wisconsin "green building" executive order
- NA new construction industry remains a positive
  - Non-residential construction continues positive
    - Healthcare +2%
    - Education +6%
    - Government/institutional +3%
  - Residential construction industry higher
    - 2% full-year increase in housing starts expected
    - Industry unit shipments in Q2 up 15% - 20%





	2006	2005	
Sales	**$2.5B**	**$1.4B**	**+74%**
Op. Inc.	**$56M**	**$51M**	**+10%**

- **Sales** $2.5B / $1.4B / +74%
  - York volume
  - Higher systems/equipment sales
  - Strong double-digit growth in technical services
  - Facility management lower
  - Double-digit residential HVAC equipment growth
- **Op. Inc.** $56M / $51M / +10%
  - York acquisition accounting costs ($22M non-recurring)
  - Acquisition synergies on track
  - Continued benefits of branch redesign

- Backlog $3.3B, up 8% (pro-forma)
- Higher N.A. controls installation orders
  - Office, education, government sectors

(in millions) FX impact: euro at $1.20 vs $1.32. Excluding currency, sales and operating income up 23% and 10%, respectively Gross margin expansion SG&A: York addition, higher engineering costs Operating income margin reflects short-term dilutive impact of acquisitions and commodities pressure Second Quarter 2006 Financial Highlights *Non-GAAP. See appendix for reconciliation.

(in millions, except per share data) Net interest expense: Increase reflects financing of the York acquisition Equity income: Strong recovery in Chinese automotive market, partially offset by advanced battery joint venture Provision for income taxes: Current quarter benefits from reduction in annual effective rate to 21% - see next page for reconciliation Second Quarter 2006 Financial Highlights *Non-GAAP. See appendix for reconciliation.

Tax Changes Fiscal 2006 Effective Tax Rate Reduction New lower annual base effective rate of 21.0% for 2006 vs. 24.3% Higher proportion of income in lower tax jurisdictions Q2 rate of 17.3% reflects cumulative reduction Deferred tax allowance change Total deferred tax valuation allowance of $573M at fiscal year-end (disclosed in 10-K) Realization of tax assets Foreign earnings repatriation Estimated effective income tax rate for fiscal 2007: 23% - 24% American Jobs Creation Act of 2004: temporary incentive to repatriate accumulated income earned abroad $670M dividend resulting in an incremental tax expense of $31M (dollars in millions) Amount Tax Rate Income before taxes/minority interests 209 $ Q2 tax provision @ 21.0% 44 21.0% Reduction in base effective rate (Q1) (7) 37 Valuation allowance release (32) Foreign earnings repatriation 31 Tax provision 36 $ 17.3% Three Months Ended March 31, 2006

Q2 Financial Highlights Working capital outflow of $66 million attributable to seasonal factors Capital expenditures $193 million. Full-year reinvestment ratio of 1.1 to 1 $150 million debt repayment in the quarter 0% 10% 20% 30% 40% 50% Q1:05 Q2:05 Q3:05 Q4:05 Q1:06 Q2:06 Q3:06 Q4:06 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q 4 2006 2005 Total Debt To Capitalization Actual Projected Target Range

2006 Second Half Earnings Growth Key Factors Dramatic upturn in building efficiency profitability Acquisition accounting complete York seasonality Acceleration of York synergies Improved margins in interior experience business Key launches: Toyota Tundra, Mercedes, Nissan Japan platforms Lower engineering costs Cost reduction activities Continuing operational improvements in all businesses Commodities remain a significant headwind, though showing some signs of stabilizing prices Steel - contracts in place for remainder of year Chemicals - down 10-15% Copper/resins - continued price escalation Lead - price stability EPS from continuing operations of $1.65 - $1.70 per share Up 26% - 30% from the prior year Q3 Guidance:

Building Power Interior Sales: approx. $32 B Operating Margin level Approx 4% lower Lower production on key platforms Negative impact of FX Approx. 25% higher Delphi acquisition Organic growth/New business Negative impact of FX Approx. 80% higher York acquisition (10 months) Organic growth Negative impact of FX Level Lower production on key platforms, mix, higher commodity costs in N.A. European performance Restructuring benefits, cost focus Slightly lower Dilutive impact of Delphi N.A. operations Lead volatility Level Systems redesign benefits York non-recurring acquisition costs Strong residential growth Full-Year Fiscal 2006 Business Outlook* Prior full-year guidance $5.00 - $5.15 +13 - 17%* April 2006 full-year guidance $5.25 - $5.35 +19 - 21%* Tax rate benefit $0.22 - $0.24 Updating 2006 Full-Year Earnings Guidance *Non-GAAP. See appendix for reconciliation.

Appendix

GAAP Reconciliation

2006 Q2: Key Platforms

JOHNSON CONTROLS

	Positives	Negatives
North America	▪ Mercedes: M-, R- and GL-Class ▪ Honda Pilot ▪ Chevy Impala/Monte Carlo ▪ Volkswagen Jetta ▪ Hummer H3 ▪ Toyota Tacoma	▪ GM minivans ▪ Ford Expedition/Navigator ▪ Buick LaCrosse ▪ Ford F-Series ▪ Chevy TrailBlazer/Envoy
Europe	▪ Opel Zafira ▪ Volkswagen Passat ▪ BMW 1-Series ▪ Ford Focus ▪ Mercedes A/B, CLS ▪ Land Rover Discovery 3/Sport ▪ Toyota Corolla	▪ Renault Twingo ▪ Mercedes C-, E-Class

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